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NEW

                              PARTICIPATION AGREEMENT

                                      AMONG

                              PUTNAM VARIABLE TRUST

                         PUTNAM RETAIL MANAGEMENT, L.P.

                                       AND

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

         THIS AGREEMENT, made and entered into as of this 30th day of April, 2001, among Lincoln Life & Annuity Company of New York (the "Company"), a New York corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto, as such Schedule may be amended from time to time (each such account hereinafter referred to as the "Account"), PUTNAM VARIABLE TRUST (the "Trust"), a Massachusetts business trust, and PUTNAM RETAIL MANAGEMENT, L.P. (the "Underwriter"), a Massachusetts limited partnership.

         WHEREAS, the Trust is an open-end diversified management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into Participation Agreements with the Trust and the Underwriter (the "Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each designated a "Fund" and representing the interest in a particular managed portfolio of securities and other assets; and

         WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission, dated December 29, 1993 (File No. 812-8612), granting the variable annuity and variable life insurance separate accounts participating in the Trust exemptions from the provisions of sections 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of the Participating Insurance Companies (the "Shared Funding Exemptive Order"); and

         WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and the sale of its shares is registered under the Securities Act of 1933, as amended (the " 1933 Act"); and

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         WHEREAS, the Company has registered or will register certain variable life and/or variable annuity contracts under the 1933 Act unless exempt therefrom and any applicable state securities and insurance law; and

         WHEREAS, each Account is a duly organized, validly existing separate account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to one or more variable insurance contracts (the "Contracts"); and

         WHEREAS, the Company has registered or will register the Account as a unit investment trust under the 1940 Act unless exempt therefrom; and

         WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the " 1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in certain Funds ("Authorized Funds") on behalf of each Account to fund certain of the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

         NOW, THEREFORE, in consideration of the promises herein, the Company, the Trust and the Underwriter agree as follows:

                         ARTICLE 1. SALE OF TRUST SHARES

         1.1 The Underwriter agrees, subject to the Trust's rights under Section
1.2 and otherwise under this Agreement, to sell to the Company those Trust shares representing interests in Authorized Funds which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 10:00 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission. The initial Authorized Funds are set forth in Schedule B, as such schedule is amended from time to time. The Trust will confirm receipt of each trade (ending share balance by account and fund) by 2:30 p.m. New York time on the day the trade is placed with the Trust (using a mutually agreed upon format).

         1.2 The Trust agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the Securities and Exchange


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Commission and the Trust shall use its best efforts to calculate such net asset value on each day on which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Trustees of the Trust (the "Trustees") may refuse to sell shares of any Fund to the Company or any other person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction over the Trust or if the Trustees determine, in the exercise of their fiduciary responsibilities, that to do so would be in the best interests of shareholders.

         1.3 The Trust and the Underwriter agree that shares of the Trust will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Fund will be sold to the general public.

         1.4 The Trust shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 10:00 a.m., New York time, on the next following Business Day. Payment shall be made the same business day that the Trust receives notice of the order in federal funds initiated by wire no later than 2:30 p.m. New York time as long as the banking system is open for business. If the banking system is closed, payment will be transmitted the next day that the banking system is open for business.

         1.5 The Company shall purchase and redeem the shares of Authorized Funds offered by the then current prospectus of the Trust in accordance with the provisions of such prospectus. Trust shall promptly notify Company of any changes to such provisions.

         1.6 The Company shall pay for Trust shares on the next Business Day after an order to purchase Trust shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds initiated by wire no later than 2:30 p.m. New York time as long as the banking system is open for business. If the banking system is closed, payment will be transmitted the next day that the banking system is open for business.

         1.7 Issuance and transfer of the Trust's shares will be by book entry only. Share certificates will not be issued to the Company or any Account. Shares ordered from the Trust will be recorded as instructed by the Company to the Underwriter in an appropriate title for each Account or the appropriate sub-account of each Account.

         1.8 The Underwriter shall furnish prompt notice on or before ex-dividend date (using a mutually agreed upon format) to the Company of the declaration of any income, dividends or capital gain distributions payable on the Trust's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of that Fund. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Underwriter shall notify the Company of the number of shares so issued as payment of such dividends and



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distributions. Each year the Underwriter will provide the Company with a dividend and capital gain payment schedule (using a mutually agreed upon format).

         1.9 The Underwriter shall make the net asset value per share for each Fund available to the Company on a daily basis as soon as reasonably practical after the Trust calculates its net asset value per share and each of the Trust and the Underwriter shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time (using a mutually agreed upon format). The Underwriter will notify Company when and if Underwriter does not communicate the net asset value per share by 6:30 pm New York time. The Trust shall indemnify the Company with respect to all costs, expenses and losses relating to pricing errors or delays in communication of net asset value as may be required to be corrected by law.

                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

         2.1      The Company represents and warrants that

         (a) at all times during the term of this Agreement the Contracts are or will be registered under the 1933 Act or will be offered and sold in compliance with exemptions from such registration; the Contracts will be issued and sold in compliance in all material respects with all applicable laws. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a separate account under applicable law and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts or operate such Account in compliance with exemption from such registration; and

         (b) the Contracts are currently treated as endowment, annuity or life insurance contracts, under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such treatment and that it will notify the Trust and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.2      The Trust represents and warrants that

         (a) at all times during the term of this Agreement Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold by the Trust to the Company in compliance with all applicable laws, subject to the terms of Section 2.4 below, and the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Underwriter in connection with their sale by the Trust to the Company and only as required by Section 2.4;


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           (b) the Trust is currently qualified as a Regulated Investment
Company under Subchapter M of the Code, and that it will use its best efforts to maintain such qualification (under Subchapter M or any successor provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future; and

         (c) the Trust is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

         2.3 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Trust shares in accordance with all applicable securities laws applicable to it, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

         2.4 Notwithstanding any other provision of this Agreement, the Trust shall be responsible for the registration and qualification of its shares and of the Trust itself under the state securities or "blue sky laws only in connection with the sales of shares directly to the Company through the Underwriter. The Trust shall not be responsible, and the Company shall take full responsibility, for determining whether any qualification or registration of Trust shares is required under such laws in connection with the sale of the Contracts or the indirect interest of any Contractholder in any shares of the Trust and advising the Trust thereof at such time and in such manner as is necessary to permit the Trust to comply.

         2.5 The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

             ARTICLE III. PROSPECTUSES AND PROXY STATEMENTS; VOTING

         3.1 The Trust shall provide such documentation (including a camera-ready copy of its prospectus) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Trust is amended) to have the prospectus for the Contracts and the Trust's prospectus printed together in one or more documents (such printing to be at the Company's expense).

         3.2 The Trust's Prospectus shall state that the Statement of Additional Information for the Trust is available from the Underwriter or its designee (or in the Trust's discretion, the Prospectus shall state that such Statement is available from the Trust), and the Underwriter (or the Trust), at its expense, shall print and provide such Statement free of charge to the Company and to any owner of a Contract or prospective owner who requests such Statement.


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         3.3 The Trust, at its expense, shall provide the Company with copies of its reports to shareholders, proxy material and other communications to shareholders in such quantity as the Company shall reasonably require for distribution to the Contract owners, such distribution to be at the expense of the Trust in the case of proxy material and at the expense of the Company in the case of shareholder reports.

         3.4 The Company shall vote all Trust shares as required by law and the Shared Funding Exemptive Order. The Company reserves the right to vote Trust shares held in any separate account in its own right, to the extent permitted by law and the Shared Funding Exemptive Order. The Company shall be responsible for assuring that each of its separate accounts participating in the Trust calculates voting privileges in a manner consistent with all legal requirements and the Shared Funding Exemptive Order.

         3.5 The Trust will comply with all applicable provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

         3.6 The Trust and the Underwriter agree to use their best efforts to provide the Company all Trust proxies, reports, and prospectuses (including supplements) in HTML, PDF and hard copy in final form no later than 15 calendar days before they must be mailed: Reports - February 13th and August 14th, Prospectuses - April 15th. Trust will customize prospectuses (including supplements) to include only funds offered in the Company's products.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

         4.1 Without limiting the scope or effect of Section 4.2 hereof, the Company shall furnish, or shall cause to be furnished, to the Underwriter each piece of sales literature or other promotional material (as defined hereafter) in which the Trust, its investment adviser or the Underwriter is named at least 15 days prior to its use. No such material shall be used if the Underwriter objects to such use within five Business Days after receipt of such material.

         4.2 The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in annual or semi-annual reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee or by the Underwriter, except with the written permission of the Trust or the Underwriter or the designee of either or as is required by law.


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         4.3 The Underwriter or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material prepared by the Underwriter in which the Company and/or its separate account(s) is named at least 15 days prior to its use. No such material shall be used if the Company or its designee objects to such use within five Business Days after receipt of such material.

         4.4 Neither the Trust nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the written permission of the Company or as is required by law.

         4.5 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all registered representatives.

         4.6 The Underwriter will support onsite visits by Company no less frequently than biannually and visit the Company no less frequently than annually. The Trust or Underwriter will provide a signed compliance report as reasonably requested by the Company or its designee, on a quarterly basis to include but not limited to: 817 (h), subchapter M, and Prospectus guidelines. The Trust or Underwriter will provide State of California Bulletin 97-2 compliance certification upon reasonable request. The Trust or Underwriter will provide fund statistics and commentaries (as reasonably required by Company) in electronic format each calendar quarter, no later than the 17th of the month following quarter-end. The Underwriter will support the Company's marketing and due diligence efforts by granting reasonable requests for visits to the Underwriter's and its affiliates' offices by representatives of the Company.

                          ARTICLE V. FEES AND EXPENSES

         5.1 Except as provided in Article VI, the Trust and Underwriter shall pay no fee or other compensation to the Company under this agreement.

         5.2 All expenses incident to performance by the Trust under this Agreement


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shall be paid by the Trust. The Trust shall bear the expenses for the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, proxy materials and reports, setting the prospectus and shareholder reports in type, setting in type and printing the proxy materials, and the preparation of all statements and notices required by any federal or state law, in each case as may reasonably be necessary for the performance by it of its obligations under this Agreement.

         5.3 The Trust shall bear the expenses of printing and distributing the Trust's proxy materials to existing Contract owners. The Trust will bear the expense of printing its shareholder reports sent to existing Contract owners. The Company will pay the costs of distributing such reports.

         5.4 The Company shall bear the expenses of printing and distributing materials, including the Trust's prospectus, used in connection with the sales of the Contracts. The Company shall also bear the expenses of printing and distributing the Account's prospectus (including supplements) to existing Contract owners.

                            ARTICLE VI. SERVICE FEES

         6.1 So long as the Company complies with its obligations in this
Article VI, the Underwriter shall pay such Company a service fee (the "Service Fee") on shares of the Funds held in the Accounts at the annual rates specified in Schedule B, subject to Section 6.2 hereof. In this Article VI only, use of the term Company shall also include Company's designee, Lincoln Financial Advisors Corporation. The Company represents and warrants that any Service Fees paid to the Company with respect to the Company's own retirement plans will be used in compliance with the Employee Retirement Income Security Act of 1974, as amended.

         6.2 The Company understands and agrees that all Service Fee payments are subject to the limitations contained in each Fund's Distribution Plan, which may be varied or discontinued at any time and hereby waives the right to receive such service fee payments with respect to the Fund if the Fund ceases to pay 12b-1 fees to the Underwriter.

         6.3 (a) The Company's failure to provide the services described in
Section 6.4 or otherwise comply with the terms of this Agreement will render it ineligible to receive Service Fees; and

                  (b) the Underwriter may, without the consent of the Company, amend this Article VI to change the terms of the Service Fee payments with 90 days prior written notice to the Company.

         6.4 The Company will provide the following services to the Contract Owners purchasing Fund shares:


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         (i)      Maintaining regular contact with Contract owners and assisting in answering inquiries concerning the Funds;

         (ii) Assisting in printing and distributing shareholder reports and prospectuses provided by the Underwriter;

         (iii) Assisting the Underwriter and its affiliates in the establishment and maintenance of investor accounts and records;

         (iv) Assisting Contract owners in effecting administrative changes, such as exchanging shares in or out of the Funds;

         (v) Assisting in processing purchasing purchase and redemption transactions; and

         (vi) Providing any other information or services as the Contract owners or the Underwriter may reasonably request.

         6.5 The Company's compliance with the service requirement set forth in this Agreement will be evaluated from time to time by monitoring redemption levels of Fund shares held in any Account and by such other methods as the Underwriter deems appropriate.

         6.6 The provisions of this Article VI shall remain in effect for not more than one year from the date hereof and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by the Trustees in conformity with Rule 12b-1. This Article VI shall automatically terminate in the event of this Agreement' assignment (as defined by the 1940 Act). In addition, this Article VI may be terminated at any time, without the payment of any penalty, with respect to any Fund or the Trust as a whole by any party upon written notice delivered or mailed by registered mail, postage prepaid, to the other party, or , as provided in Rule 12b-1 under the 1940 Act by the Trustees or by the vote of the holders of the outstanding voting securities of any Fund.

         6.7 The Underwriter shall provide the Trustees of each of the Funds, and such Trustees shall review at least quarterly, a written report of the amounts paid to the Company under this Article VI and the purposes for which such expenditures were made.

         The Company will support the Underwriter's marketing efforts by granting reasonable requests for visits to the Company's offices by representatives of the Underwriter.

         6.8 For purposes of computing the payment to Company contemplated under this Section 6, the average aggregate net asset value of shares of the Trust held by the Accounts over a one-month period shall be computed by totaling each Account's aggregate investment (share net asset value multiplied by total number of shares held by each Account) on each calendar day during the month, and dividing by the total number of calendar days during such month. The payment shall be calculated by Trust at the end of each calendar quarter and will be paid to the


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Company within thirty (30) calendar days thereafter. The payment will be accompanied by a statement showing the calculation of the quarterly amounts payable by Trust and such other supporting data as may be reasonably requested by Company. The Company reserves the right to audit the calculations made by Trust.

                          ARTICLE VII. DIVERSIFICATION

         7.1 The Trust and the Underwriter represent and warrant that the Trust will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts and any amendments or other modifications to such Section or Regulations. Trust will notify Company immediately upon failure to comply with the diversification requirements and take all steps necessary to remedy the failure.

                        ARTICLE VIII. POTENTIAL CONFLICTS

         8.1 The Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Trust. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities law or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform the Company if the Trustees determine that a material irreconcilable conflict exists and the implications thereof.

         8.2 The Company will report any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order, by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Trustees whenever Contract owner voting instructions are disregarded.

         8.3 If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists, the Company shall to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take, at the Company's expense, whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including: (1) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Fund of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as


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appropriate, segregating the assets of any appropriate group (i.e., annuity
Contract owners, life insurance Contract owners, or variable Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

         8.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in one or more portfolios of the Trust and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty shall be imposed as a result of such withdrawal. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented , and until the end of that six month period the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and implement orders by the Company for the purchase (or redemption) of shares of the Trust.

         8.5 If a material irreconcilable conflict arises because of a particular state insurance regulator's decision applicable to the Company to disregard Contract owner voting instructions and that decision represents a minority position that would preclude a majority vote, then the Company may be required, at the Trust's direction, to withdraw the affected Account's investment in one or more Authorized Funds of the Trust; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented , unless a shorter period is required by law, and until the end of the foregoing six month period (or such shorter period if required by law), the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Trust. No charge or penalty will be imposed as a result of such withdrawal.

         8.6 For purposes of Sections 8.3 through 8.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict. Neither the Trust nor the Underwriter shall be required to establish a new finding medium for the Contracts, nor shall the Company be required to do so, if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict, then the Company will withdraw the Account's investment in one or more Authorized Funds of the Trust and terminate this Agreement within six (6) months (or such shorter period as may be required by law or any exemptive relief previously granted to the Trust) after the Trustees inform the


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Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty will be imposed as a result of such withdrawal.

         8.7 The responsibility to take remedial action in the event of the Trustees' determination of a material irreconcilable conflict and to bear the cost of such remedial action shall be the obligation of the Company, and the obligation of the Company set forth in this Article VII shall be carried out with a view only to the interests of Contract owners.

         8.8 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 8.1, 8.2, 8.3, 8.4 and 8.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

         8.9 The Company has reviewed the Shared Funding Exemption Order and hereby assumes all obligations referred to therein which are required, including, without limitation, the obligation to provide reports, material or data as the Trustees may request as conditions to such Order, to be assumed or undertaken by the Company.

                           ARTICLE IX. INDEMNIFICATION

         9.1.     INDEMNIFICATION BY THE COMPANY

         9.1 (a). The Company shall indemnify and hold harmless the Trust and the Underwriter and each of the Trustees, directors of the Underwriter, officers, employees or agents of the Trust or the Underwriter and each person, if any, who controls the Trust or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 9.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Registration Statement, Prospectus or Statement of

          Additional Information for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

           (ii) arise out of or as a result of written statements or representations (other than statements or representations contained in the Trust's Registration Statement or Prospectus, or in sales literature for Trust shares not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

             (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust or the Underwriter by or on behalf of the Company; or

              (iv) arise out of or result from any breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 9.1(b) and 9.1(c) hereof.

         9.1 (b) The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust, whichever is applicable.

         9.1 (c) The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), on the basis of which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Company to such Indemnified Party of the Company's election to assume the defense thereof the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

         9.1 (d) The Underwriter shall promptly notify the Company of the commencement of any litigation or proceedings against the Trust or the Underwriter in connection with the issuance or sale of the Trust Shares or the Contracts or the operation of the Trust.

         9. 1     (e) The provisions of this Section 9.1 shall survive any
termination of this Agreement.

         9.2      INDEMNIFICATION BY THE UNDERWRITER

         9.2 (a) The Underwriter shall indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 9.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the sales literature of the Trust prepared by or approved by the Trust or Underwriter (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of the Company for use in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (ii) arise out of or as a result of written statements or representations (other than statements or representations contained in the Registration Statement, Prospectus, Statement of Additional Information or sales literature for the Contracts not supplied by the Underwriter or persons under its control) of the Underwriter or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

           (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, Statement of Additional Information or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Underwriter; or

           (iv) arise out of or result from any breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 9.2(b) and 9.2(c) hereof.

         9.2 (b) The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

         9.2 (c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent) on the basis of which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim, but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Underwriter to such Indemnified Party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

         9.2 (d) The Company shall promptly notify the Underwriter of the Trust of the commencement of any litigation or proceedings against it or any of its officers or directors, in connection with the issuance or sale of the Contracts or the operation of each Account.

         9.2      (e)      The provisions of this Section 9.2 shall survive any
termination of this Agreement.

         9.3      INDEMNIFICATION BY THE TRUST

         9.3 (a) The Trust shall indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 9.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Trust and:

           (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, Prospectus and Statement of Additional Information of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of the Company for use in the Registration Statement, Prospectus, or Statement of Additional Information for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

           (ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust, as limited by and in accordance with the provisions of Sections 9.3(b) and 9.3(c) hereof.

         9.3 (b) The Trust shall not be liable under the indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party s willful misfeasance, bad faith, or gross negligence or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Trust, the Underwriter or each Account, whichever is applicable.

         9.3 (c) The Trust shall not be liable under this indemnification provision with respect to any claim made against any Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent) on the basis of which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim, but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party named in the action. After notice from the Trust to such Indemnified Party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

         9.3 (d) The Company agrees promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its officers or, directors, in connection with this Agreement, the issuance or sale of the Contracts or the sale or acquisition of shares of the Trust.

         9.3      (e)      The provisions of this Section 9.3 shall survive any
termination of this Agreement.

                            ARTICLE X. APPLICABLE LAW

         10.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

         10.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE XI. TERMINATION

         11.1.This Agreement shall terminate:

         (a) at the option of any party upon six months advance written notice to the other parties; or

         (b) at the option of the Trust or the Underwriter in the event that formal administrative proceedings are instituted against the Company by the NASD, the Securities and Exchange Commission, any State Insurance Commissioner or any other regulatory body regarding the Company's duties under this Agreement or related to the sales of the Contracts, with respect to the operation of any Account, or the purchase of the Trust shares, provided, however, that the Trust or the Underwriter determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

         (c) at the option of the Company in the event that formal administrative proceedings are instituted against the Trust or Underwriter by the NASD, the Securities and Exchange Commission, or any state securities or insurance department or any other regulatory body regarding the Trust's or Underwriter's duties under this Agreement or with respect to the operation of any Trust, or the sale of shares of the Trust to the Company, provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Trust or Underwriter to perform its obligations under this Agreement; or

         (d) with respect to any Account, upon requisite vote of the Contract owners having an interest in such Account (or any subaccount) to substitute the shares of another investment company for the corresponding Fund shares of the Trust in accordance with the terms of the Contracts for which those Fund shares had been selected to serve as the underlying investment media. The Company will give 30 days' prior written notice to the Trust of the date of any proposed vote to replace the Trust's shares; or

         (e) with respect to any Authorized Fund, upon 90 days advance written notice from the Underwriter to the Company, upon a decision by the Underwriter to cease offering shares of the Fund for sale; or

         (f) at the option of the Company in the event that the Trust fails to maintain its status as a Registered Investment Company or fails to comply with
Section 817(h) of the Code.

         11.2. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 11.1 (a) may be exercised for any reason or for no reason.

         11.3 No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, which notice shall set forth the basis for such termination. Such prior written notice shall be given in advance of the effective date of termination as required by this
Article XI.

         11.4 Notwithstanding any termination of this Agreement, subject to
Section 1.2 of this Agreement, the Trust and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, subject to Section 1.2 of this Agreement, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 11.4 shall not apply to any termination under Article VIII and the effect of such Article VIII termination shall be governed by Article VIII of this Agreement.

         11.5 The Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Company's assets held in either Account) except (i) as necessary to implement Contract owner initiated transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally required Redemption"). Upon request, the Company will promptly furnish to the Trust and the Underwriter an opinion of counsel for the Company, reasonably satisfactory to the Trust, to the effect that any redemnification pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, subject to
Section 1.2 of this Agreement, the Company shall not prevent Contract owners from allocating payments to an Authorized Fund that was otherwise available under the Contracts without first giving the Trust or the Underwriter 45 days notice of its intention to do.


                              ARTICLE XII. NOTICES

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

         One Post Office Square
         Boston, MA 02109
         Attention: John R. Verani

If to the Underwriter:

         One Post Office Square
         Boston, MA 02109
         Attention: General Counsel

If to the Company:


         Lincoln Life & Annuity Company of New York
         1300 South Clinton Street
         Fort Wayne, IN 46802
         Attn: Steven M. Kluever

                           ARTICLE XIII. MISCELLANEOUS


         13.1 A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of or arising out of this instrument, including without limitation Article VII, are not binding upon any of the Trustees or shareholders individually but binding only upon the assets and property of the Trust.

         13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         13.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         13.5 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         13.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         13.7 Notwithstanding any other provision of this Agreement, the obligations of the Trust and the Underwriter are several and, without limiting in any way the generality of the foregoing, neither such party shall have any liability for any action or failure to act by the other party, or any person acting on such other party's behalf.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



                                     Lincoln Life & Annuity Company of New York
                                     By its authorized officer,



                                     ------------------------------------------
                                     Name:  Steven M. Kluever
                                     Title:    Second Vice President



                                     PUTNAM VARIABLE TRUST
                                     By its authorized officer,



                                     ------------------------------------------
                                     Name: John Verani
                                     Title:    Vice President



                                     PUTNAM RETAIL MANAGEMENT, L.P.
                                     By its authorized officer,


                                     ------------------------------------------
                                     Name: Eric Levy
                                     Title:    Senior Vice President

                                   SCHEDULE A

          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK SEPARATE ACCOUNTS


SEPARATE ACCOUNT NAME              DATE ESTABLISHED        FUNDS USED                       CONTRACT NAME
Lincoln Life & Annuity Variable    July 24, 1996           Growth and Income -   Class IB   Lincoln Life Group Variable
Annuity Account L                                                                           Annuity
                                                           Health Sciences -  Class IB

Lincoln New York Separate Account  March 11, 1999          Growth and Income -   Class IB   Lincoln ChoicePlus II
N for Variable Annuities
                                                           Health Sciences -  Class IB      Lincoln ChoicePlus Access II

Lincoln Life & Annuity Flexible    November 24, 1997       Growth and Income -   Class IB   Lincoln Variable Universal Life
Premium Variable Life Account M                                                             (CV) and (CV2)

                                                           Health Sciences -   Class IB

                                                                                            Lincoln Variable Universal Life
                                                                                            (DB) and (DB2)

                                                                                            Lincoln Variable Universal Life
                                                                                            MoneyGuard

LLANY Separate Account R for       January 29, 1998        Growth and Income -   Class IB   Lincoln Survivor Variable
Flexible Premium Variable Life                                                              Universal Life
                                                           Health Sciences -   Class IB
                                                                                            Lincoln Survivor Variable
                                                                                            Universal Life II
LLANY Separate Account S for       March 2, 1999           Growth and Income -   Class IB   Lincoln Corporate-owned Variable
Flexible Premium Variable Life                                                              Universal Life Series III
                                                           Health Sciences -   Class IB

                                   SCHEDULE B

                     SERVICE FEE PAYMENTS ON CLASS IB SHARES


FUND                                                    RATE
----                                                    ----
Putnam VT Health Sciences Fund                          0.25% per annum
Putnam VT Growth & Income Fund                          0.25% per annum

NEW JOB
                                    (FORM OF)
                                   SCHEDULE A

          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK SEPARATE ACCOUNTS

SEPARATE ACCOUNT NAME              DATE ESTABLISHED       FUNDS USED                        CONTRACT NAME
Lincoln Life & Annuity Variable    July 24, 1996          Growth and Income -   Class IB    Lincoln Life Group Variable Annuity
Annuity Account L
                                                          Health Sciences -  Class IB

Lincoln New York Separate Account  March 11, 1999         Growth and Income -   Class IB    Lincoln ChoicePlus II
N for Variable Annuities

                                                          Health Sciences -  Class IB       Lincoln ChoicePlus II Access

                                                                                            Lincoln ChoicePlus II Advance

Lincoln Life & Annuity Flexible    November 24, 1997      Growth and Income -   Class IB    Lincoln Variable Universal Life (CV)
Premium Variable Life Account M                                                             and (CV2)

                                                          Health Sciences -   Class IB

                                                                                            Lincoln Variable Universal Life (DB)
                                                                                            and (DB2)

                                                                                            Lincoln Variable Universal Life
                                                                                            MoneyGuard
LLANY Separate Account R for       January 29, 1998       Growth and Income -   Class IB    Lincoln Survivor Variable Universal
Flexible Premium Variable Life                                                              Life
                                                          Health Sciences -   Class IB
                                                                                            Lincoln Survivor Variable Universal
                                                                                            Life II
LLANY Separate Account S for       March 2, 1999          Growth and Income -   Class IB    Lincoln Corporate-owned Variable
Flexible Premium Variable Life                                                              Universal Life Series III
                                                          Health Sciences -   Class IB

                                 AMENDMENT NO. 1
                                     TO THE
                             PARTICIPATION AGREEMENT
                                      AMONG
                              PUTNAM VARIABLE TRUST
                          PUTNAM RETAILMANAGEMENT, L.P.
                                       AND
                  LINCOLN LIFE AND ANNUITY COMPANY OF NEW YORK



THIS AMENDMENT is made and executed as of the 23rd day of July, 2002 among Lincoln Life and Annuity Company of New York (the "Company"), Putnam Variable Trust (the "Trust") and Putnam Retail Management, L.P. (the "Underwriter).

WHEREAS, the Company, the Trust and the Underwriter have executed a Participation Agreement dated as of April 30, 2001 (the "Fund Participation Agreement");

Wherefore, each of the parties hereto wish to amend the Fund Participation Agreement as follows:


     1. ARTICLE I, Section 1.9, shall be deleted in its entirety and replaced with the following:

         SECTION 1.9. The underwriter shall make the net asset value per share for each Fund available to the Company on a daily basis as soon as reasonably practical after the Trust calculates its net asset value per share and each of the Trust and the Underwriter shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time (using a mutually agreed upon format). The Underwriter will notify Company when and if Underwriter does not communicate the net asset value per share by 6:30 p.m. New York time. Any material errors in the calculation of the net asset value, dividends or capital gain information shall be reported immediately upon discovery to the Company. The Trust shall indemnify the Company with respect to all costs, expenses and losses relating to pricing errors or delays in communication of net asset value as may be legally required.

     2.   ARTICLE XII. NOTICES If to the Company shall be replaced with:

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                  C/O The Lincoln National Life Insurance Company
                  1300 S. Clinton Street
                  Fort Wayne, IN 46802
                  Attn: Steven M. Kluever
                  Funds Management
                  Facsimile 260-455-1773

     3. Schedule A of the Fund Participation Agreement shall be deleted and replaced with the attached Schedule A.

     4. All other terms of the Fund Participation Agreement remain in full force and effect.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the first above-written date.


PUTNAM RETAIL MANAGEMENT, L.P.               PUTNAM VARIABLE TRUST

By   /s/ Eric S. Levy                        By /s/ John R. Verani
----------------------------                 ----------------------------
Eric S. Levy                                 John R. Verani
Its Managing Director                        Its Vice President
Duly Authorized                              Duly Authorized


LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By  /s/ Steven M. Kluever
----------------------------
Steven M. Kluever
Its 2nd Vice President
Duly Authorized

                                  AMENDMENT TO
                                   SCHEDULE A

          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK SEPARATE ACCOUNTS


SEPARATE ACCOUNT NAME                DATE ESTABLISHED          FUNDS USED                        CONTRACT NAME
Lincoln Life & Annuity Variable      July 24, 1996             Growth and Income -               Lincoln Life Group Variable
Annuity Account L                                              Class IB                          Annuity

                                                               Health Sciences -  Class IB

Lincoln New York Separate Account N  March 11, 1999            Growth and Income -               Lincoln ChoicePlus II
for Variable Annuities                                         Class IB
                                                                                                 Lincoln ChoicePlus II Access
                                                               Health Sciences -  Class IB
                                                                                                 Lincoln ChoicePlus II Advance

                                                                                                 Lincoln ChoicePlus II Bonus

Lincoln Life & Annuity Flexible      November 24, 1997         Growth and Income -               Lincoln Variable Universal Life
Premium Variable Life Account M                                Class IB                          (CV), (CV2) and (CV3)
                                                               Health Sciences -   Class IB

                                                                                                 Lincoln Variable Universal Life
                                                                                                 (DB) and (DB2)

                                                                                                 Lincoln Variable Universal Life
                                                                                                 MoneyGuard

LLANY Separate Account R for         January 29, 1998          Growth and Income -               Lincoln Survivor Variable
Flexible Premium Variable Life                                 Class IB                          Universal Life

                                                               Health Sciences -                 Lincoln Survivor Variable Universal
                                                               Class IB                          Life II

                                                                                                 Lincoln Survivor Variable Universal
                                                                                                 Life III

LLANY Separate Account S for         March 2, 1999             Growth and Income -               Lincoln Corporate-owned
Flexible Premium Variable Life                                 Class IB                          Variable Universal Life Series III

                                                               Health Sciences -   Class IB

Effective Date: August 1, 2002

                                 AMENDMENT NO. 2
                                     TO THE
                             PARTICIPATION AGREEMENT
                                      AMONG
                              PUTNAM VARIABLE TRUST
                          PUTNAM RETAILMANAGEMENT, L.P.
                                       AND
                  LINCOLN LIFE AND ANNUITY COMPANY OF NEW YORK


THIS AMENDMENT is made and executed as of the 1st day of May, 2003 among Lincoln Life & Annuity Company of New York (the "Company"), Putnam Variable Trust (the "Trust") and Putnam Retail Management, L.P. (the "Underwriter).

WHEREAS, the Company, the Trust and the Underwriter have executed a Participation Agreement dated as of April 30, 2001 (the "Fund Participation Agreement");

Wherefore, each of the parties hereto wish to amend the Fund Participation Agreement as follows:

     1. Schedule A of the Fund Participation Agreement shall be deleted and replaced with the attached Schedule A.

     2. All other terms of the Fund Participation Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the first above-written date.


PUTNAM RETAIL MANAGEMENT, L.P.                   PUTNAM VARIABLE TRUST

By    /s/ Eric S. Levy                           By    /s/ Beth S. Mazor
  ----------------------------------               -----------------------------
Eric S. Levy                                     Beth S. Mazor
Its Managing Director                            Its Senior Vice President
Duly Authorized                                  Duly Authorized


LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By    /s/ Rise C. M. Taylor
  ----------------------------------
Rise C. M. Taylor
Its 2nd Vice President
Duly Authorized

                                  AMENDMENT TO
                                   SCHEDULE A
          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK SEPARATE ACCOUNTS

SEPARATE ACCOUNT NAME                DATE ESTABLISHED        FUNDS USED                   CONTRACT NAME
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Life & Annuity Variable      July 24, 1996           Growth and Income -          Lincoln Life Group Variable Annuity
Annuity Account L                                            Class IB

                                                             Health Sciences -
                                                             Class IB

Lincoln New York Account N for       March 11, 1999          Growth and Income -          Lincoln ChoicePlus
Variable Annuities                                           Class IB                     Lincoln ChoicePlus II
                                                                                          Lincoln ChoicePlus II Access
                                                             Health Sciences -            Lincoln ChoicePlus II Advance
                                                             Class IB                     Lincoln ChoicePlus II Bonus
                                                                                          ChoicePlus Assurance (B Share)
                                                                                          ChoicePlus Assurance (C Share)
                                                                                          ChoicePlus Assurance (L Share)
                                                                                          ChoicePlus Assurance (Bonus)

Lincoln Life & Annuity Flexible      November 24, 1997       Growth and Income -          Lincoln Variable Universal Life (CV),
Premium Variable Life Account M                              Class IB                     (CV)-II and (CV)-III

                                                             Health Sciences -            Lincoln Variable Universal Life (DB)
                                                             Class IB                     and (DB)-II

LLANY Separate Account R for         January 29, 1998        Growth and Income -          Lincoln Survivor Variable Universal Life
Flexible Premium Variable Life                               Class IB
                                                                                          Lincoln Survivor Variable Universal
                                                             Health Sciences -            Life II
                                                             Class IB
                                                                                          Lincoln Survivor Variable Universal
                                                                                          Life III

LLANY Separate Account S for         March 2, 1999           Growth and Income -          Lincoln Corporate-owned Variable
Flexible Premium Variable Life                               Class IB                     Universal Life Series III

                                                             Health Sciences -
                                                             Class IB

Effective Date: May 1, 2003

                                 AMENDMENT NO. 3
                                     TO THE
                             PARTICIPATION AGREEMENT
                                      AMONG
                              PUTNAM VARIABLE TRUST
                  PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP
                                       AND
                  LINCOLN LIFE AND ANNUITY COMPANY OF NEW YORK

THIS AMENDMENT is made and executed as of the 31st day of October, 2006 among Lincoln Life & Annuity Company of New York (the "Company"), Putnam Variable Trust (the "Trust") and Putnam Retail Management Limited Partnership (the "Underwriter).

WHEREAS, the Company, the Trust and the Underwriter have executed a Participation Agreement dated as of April 30, 2001, as amended on July 23, 2002 and as further amended on May 1, 2003 (the "Fund Participation Agreement");

Wherefore, each of the parties hereto wish to amend the Fund Participation Agreement as follows:

1. Schedule A of the Fund Participation Agreement shall be deleted and replaced with the attached Schedule A.

2. All other terms of the Fund Participation Agreement remain in full force and effect.

3.   This Amendment shall be deemed to be effective as of October 1, 2006.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the first above-written date.

PUTNAM RETAIL MANAGEMENT                PUTNAM VARIABLE TRUST
LIMITED PARTNERSHIP


By /s/ Mark Coneeny                     By /s/ Jonathan S. Horwitz
   ----------------------------------      -------------------------------------
Mark Coneeny                               Jonathan S. Horwitz
Its Managing Director                      Its Treasurer
Duly Authorized                            Duly Authorized


LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


By /s/ Kelly D. Clevenger
   ----------------------------------
Kelly D. Clevenger
Its 2nd Vice President
Duly Authorized

                                  AMENDMENT TO
                                   SCHEDULE A

          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK SEPARATE ACCOUNTS

     SEPARATE ACCOUNT NAME         DATE ESTABLISHED            FUNDS USED                          CONTRACT NAME
-----------------------------------------------------------------------------------------------------------------------------
Lincoln Life & Annuity Variable   July 24, 1996       Growth and Income - Class IB   Lincoln Life Group Variable Annuity
Annuity Account L
                                                      Health Sciences - Class IB

Lincoln New York Account N for    March 11, 1999      Growth and Income - Class IB   Lincoln ChoicePlus
Variable Annuities                                                                   Lincoln ChoicePlus II
                                                      Health Sciences - Class IB     Lincoln ChoicePlus II Access
                                                                                     Lincoln ChoicePlus II Advance
                                                                                     Lincoln ChoicePlus II Bonus
                                                                                     ChoicePlus Assurance (B Share)
                                                                                     ChoicePlus Assurance (C Share)
                                                                                     ChoicePlus Assurance (L Share)
                                                                                     ChoicePlus Assurance (Bonus)

Lincoln Life & Annuity Flexible   November 24, 1997   Growth and Income - Class IB   Lincoln Variable Universal Life (CV),
Premium Variable Life Account M                                                      (CV)-II and (CV)-III
                                                      Health Sciences - Class IB     Lincoln Variable Universal Life DB and
                                                                                     (DB)-II

LLANY Separate Account R for      January 29, 1998    Growth and Income - Class IB   Lincoln Survivor Variable Universal Life
Flexible Premium Variable Life
                                                      Health Sciences - Class IB     Lincoln Survivor Variable Universal
                                                                                     Life II

                                                                                     Lincoln Survivor Variable Universal
                                                                                     Life III

LLANY Separate Account S for      March 2, 1999       Growth and Income - Class IB   Lincoln Corporate-owned Variable
Flexible Premium Variable Life                                                       Universal Life Series III
                                                      Health Sciences - Class IB

Lincoln Life & Annuity Flexible   June 21, 2006       Growth and Income - Class IB   Lincoln Corporate Private Solution
Premium Variable Life Account M                       Health Science - Class IB

                                AMENDMENT NO. 4
                                    TO THE
                            PARTICIPATION AGREEMENT
                                    AMONG
                             PUTNAM VARIABLE TRUST
                 PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP
                                     AND
                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


   THIS AMENDMENT to the Participation Agreement is made and executed as of the 7th day of August, 2007 by and among Lincoln Life & Annuity Company of New York (the "Company"), Putnam Variable Trust (the "Trust") and Putnam Retail Management Limited Partnership (the "Underwriter). The Trust and Underwriter shall collectively be referred to as "Putnam."

   WHEREAS, on or about April 2, 2007, Lincoln Life & Annuity Company of New York merged with and into Jefferson Pilot LifeAmerica Insurance Company ("JPLA") and contemporaneously with the merger, JPLA changed its name to "Lincoln Life & Annuity Company of New York" (the "Merger"); and

   WHEREAS, on or about May 1, 2007, Lincoln Financial Distributors, Inc. assumed the role of principal underwriter with respect to the Accounts listed on Schedule A of the Participation Agreement;

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Participation Agreement in order to document the Merger as follows:

  1. Putnam expressly consents to the assignment of the rights, title and interest in and to, and all of the obligations under, the Participation Agreement of the former Lincoln Life & Annuity Company of New York to the new Lincoln Life & Annuity Company of New York.

  2. The new Lincoln Life & Annuity Company of New York accepts such assignment and agrees to assume and fulfill all of the obligations of the former Lincoln Life & Annuity Company of New York under the Participation Agreement.

  3. The new Lincoln Life & Annuity Company of New York represents and warrants that each representation and warranty of the former Lincoln Life & Annuity Company of New York is true and correct as of April 2, 2007 with respect to it.

  4. The reference to Lincoln Financial Advisors Corporation in Article 6.1 of the Participation Agreement shall be changed to Lincoln Financial Distributors, Inc.

  5. Lincoln Financial Distributors, Inc. is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc.

  6. This Amendment shall be deemed to be effective as of April 2, 2007, regardless of when executed.

   IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on behalf of its duly authorized officer on the date specified below.

PUTNAM RETAIL MANAGEMENT                            PUTNAM VARIABLE TRUST
LIMITED PARTNERSHIP

By  /s/ Mark Coneeny                                By  /s/ Jonathan S. Horwitz
  ---------------------------------                     ------------------------
Mark Coneeny                                            Jonathan S. Horwitz
Its Managing Director                                   Its Treasurer
Duly Authorized                                         Duly Authorized


LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By    /s/ Kelly D. Clevenger
  ---------------------------------
Kelly D. Clevenger
Its 2nd Vice President
Duly Authorized